UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 901, 510 Burrard Street
Vancouver, British Columbia
Canada, V6C 3A8

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

The information included under Item 8.01 below regarding the Investment Documents is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

The information included under Item 8.01 below regarding the Strategic Investment is incorporated by reference into this Item 3.02.

The Units that were issued and sold and the securities underlying the Units to be issued was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act, and in reliance on similar exemptions under applicable state laws.

The Investor has represented that it is a sophisticated investor and has acquired the Units for investment purposes only and not with a view to any future distribution or sale in violation of applicable securities laws. The Units were offered without any general solicitation by the Company or its representatives. The Warrants are expected to be exercised pursuant to Section 3(a)(9) or Section 4(a)(2).

Item 7.01	Regulation FD Disclosure

On September 11, 2026, Trilogy Metals Inc. issued a press release on the closing of the previously announced strategic equity investment by the United States Department of War. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

As previously disclosed by Trilogy Metals Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2026 (the “Signing 8-K”), the Company entered into the Investment Agreement (the “Investment Agreement”) with the United States Department of War (the “Investor”), dated August 28, 2026, relating to the Investor’s strategic investment in the Company (the “Strategic Investment”). Pursuant to the Investment Agreement, the Company agreed to sell, and the Investor agreed to purchase, 8,215,570 units (“Units”) at a price of $2.17 per Unit, each Unit consisting of one common share and three-quarters of one common share purchase warrant (each whole warrant, a “Warrant”), for a purchase price of approximately $17.8 million. The Warrants are exercisable to acquire up to 6,161,678 common shares at an exercise price of $0.01 per common share for a period of ten years. A summary of the Investment Agreement is contained in the Signing 8-K and incorporated herein by reference.

Concurrently with the Investment Agreement, the Company’s wholly-owned subsidiary NovaCopper US Inc., dba Trilogy Metals US, South32 USA Exploration Inc., Ambler Metals LLC (“Ambler Metals”) and the Investor entered into a Cooperation Agreement (the “Cooperation Agreement”), dated August 28, 2026. A summary of the Cooperation Agreement is contained in the Signing 8-K and incorporated herein by reference.

The Investment Agreement and the Cooperation Agreement both reference restrictions on the Company and Ambler Metals with respect to Restricted Entities. The definition of Restricted Entity can be found in Section 1.1 of the Investment Agreement.

The completion of the Strategic Investment occurred on September 11, 2026 (the “Closing”), including the issuance of the Warrant. As contemplated in the Investment Agreement, the Company entered into a participation rights agreement with the Investor, dated September 11, 2026 (the “Participation Rights Agreement”), which grants the Investor certain rights to subscribe for future sales of the Company’s equity securities on a pro rata basis.

Also concurrent with Closing and as contemplated by the Investment Agreement, the Company entered into a registration rights agreement with the Investor, dated September 11, 2026 (the “Registration Rights Agreement”), which grants certain customary registration rights to the Investor.

The above descriptions of the Investment Agreement, Cooperation Agreement, Participation Rights Agreement, Registration Rights Agreement and Warrant (collectively, the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by reference to the full text of the Transaction Documents, copies of which are filed as exhibits 10.1 through 10.5 hereto and incorporated herein by reference.

The Transaction Documents are contractual arrangements between the Company and the Investor. References in this filing to the Strategic Investment and the related transactions (the “DoW Transactions”), the Department of War or other U.S. government entities are not intended to, and should not be construed to, imply that the Investor or any other U.S. Government entity endorses, recommends, sponsors, approves, certifies, guarantees, manages, or controls the Company, its affiliates, its securities, its products, its facilities, or any project described therein. Except for the express rights and obligations set forth in the applicable agreements, the DoW Transactions do not create a partnership, joint venture, agency, fiduciary, or similar relationship between the Company and the Investor, and do not obligate any U.S. Government entity to provide additional funding, assistance, permits, approvals, purchases, or other support.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Investment Agreement
10.2	Cooperation Agreement
10.3	Participation Rights Agreement
10.4	Registration Rights Agreement
10.5	Warrant
99.1	Press release, dated September 11, 2026 relating to the Closing of the Strategic Investment by the Investor
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: September 14, 2026	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer